SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 9, 1996


                          CNL INCOME FUND XVII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                 33-90998               59-3295393
       (State or other
         jurisdiction      (Commission File Number)      (IRS Employer
       of incorporation)                               Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
are for CNL XVII, and the remaining Units are for CNL XVIII. As of July 10, 1996, CNL XVII had received subscription proceeds of $21,954,973 (2,195,497 Units) from 1,267 limited partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From June 20, 1996 through July 10, 1996, CNL XVII acquired two Properties. The Properties are two Jack in the Box Properties (one in each of El Dorado, California, and La Porte, Texas).

         In connection with the purchase of each of these two Properties, CNL XVII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVII, together with any improvements made to the Property during the term of the lease.

         For each of these two Properties that are to be constructed, CNL XVII has entered into development and indemnification and put agreements with the lessee.

         The following table sets forth the location of the two Properties acquired by CNL XVII between June 20, 1996 and July 10, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                            PROPERTY ACQUISITIONS
                                  From June 20, 1996 through July 10, 1996

                                                             Lease Expira-
Property Location and                Purchase      Date         tion and      Minimum                             Option
Competition                          Price (1)  Acquired   Renewal Options Annual Rent (2)   Percentage Rent   To Purchase
- ---------------------              -----------  --------   --------------- ---------------   ---------------   -----------
JACK IN THE BOX (6)                $586,693     07/09/96   07/2014; four   10.75% of Total   for each lease    at any time
(the "El Dorado Property")         (excluding              five-year       Cost (4);         year, (i) 5% of   after the
Restaurant to be constructed       closing and             renewal options increases by 8%   annual gross      seventh
                                   development                             after the fifth   sales minus       lease year
The El Dorado Property is          costs) (3)                              lease year and    (ii) the
located on the northeast                                                   10% after every   minimum annual
quadrant of El Dorado Hills                                                five years        rent for such
Boulevard and Saratoga Way in                                              thereafter        lease year (5)
El Dorado, Placer County,                                                  during the
California, in an area of                                                  lease term
primarily retail, commercial,
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the El Dorado
Property include a McDonald's,
a Taco Bell and  a Subway
Sandwich Shop.

JACK IN THE BOX (6)                $343,409     07/09/96   07/2014; four   10.75% of Total   for each lease    at any time
(the "La Porte Property")          (excluding              five-year       Cost (4);         year, (i) 5% of   after the
Restaurant to be constructed       closing and             renewal options increases by 8%   annual gross      seventh
                                   development                             after the fifth   sales minus       lease year
The La Porte Property is           costs) (3)                              lease year and    (ii) the
located on the northwest                                                   10% after every   minimum annual
quadrant of the intersection of                                            five years        rent for such
Highway 146 and Fairmont                                                   thereafter        lease year (5)
Parkway in La Porte, Harris                                                during the
County, Texas, in an area of                                               lease term
primarily retail and commercial
development.  Other fast-food
and family-style restaurants
located in proximity to the La
Porte Property include a Burger
King, a Subway Sandwich Shop
and a McDonald's.



[FN]

FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, once the buildings are constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      El Dorado Property      $  585,000
      La Porte Property          564,000

(2) Minimum annual rent for the El Dorado and La Porte Properties will become due and payable on the earlier of (i) the date the restaurant opens for business to the public or (ii) 180 days after the execution of the lease. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the El Dorado and La Porte Properties, the tenant shall pay "interim rent" equal to 10.75% times the amount funded by CNL XVII in connection with the purchase and construction of these Properties.

(3) The development agreements for the El Dorado and La Porte Properties, which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to CNL XVII (including the purchase price of the land, development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                              Estimated
      Property               Maximum Cost      Estimated Final Completion Date
      --------              -------------     --------------------------------

      El Dorado Property    $1,142,971          January 5, 1997
      La Porte Property        871,476          January 5, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The lessee of the El Dorado and La Porte Properties is the same unaffiliated lessee.




                                   PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                                         CNL INCOME FUND XVII, LTD.
                   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM JUNE 20, 1996
                                            THROUGH JULY 10, 1996
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVII from June 20, 1996 through July 10, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVII for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVII.


                              Jack in the Box      Jack in the Box
                              La Porte (5)(6)   El Dorado, CA (5)(6)     Total
                              ---------------   --------------------   --------
Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                     $ 90,078             $118,144       $208,222

Management Fees (2)                   (901)              (1,181)        (2,082)

General and Adminis-
  trative Expenses (3)              (4,504)              (5,907)       (10,411)
                                  --------              --------       --------

Estimated Cash Available
  from Operations                   84,673              111,056        195,729

Depreciation Expense (4)           (14,094)             (14,630)       (28,724)
                                  --------              --------       --------

Pro Forma Estimate of
  Taxable Income of
  CNL XVII                        $ 70,579             $ 96,426       $167,005
                                  ========              ========       ========
                                                See Footnotes

[FN]


FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 16 public limited partnerships which own properties similar to that owned by CNL XVII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below:

      Property                Estimated Final Completion Date
      --------                -------------------------------

      El Dorado Property      January 5, 1997
      La Porte Property       January 5, 1997

(6) The lessee of the El Dorado and La Porte Properties is the same unaffiliated lessee.




ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.




                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


                         INDEX TO FINANCIAL STATEMENTS

                                                                       Page
                                                                       ----

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1996                        9

   Pro Forma Statement of Income for the quarter
      ended March 31, 1996                                             10

   Pro Forma Statement of Income for the period
      February 10, 1995 (Date of Inception)
      through December 31, 1995                                        11

   Notes to Pro Forma Financial Statements for the
      quarter ended March 31, 1996 and the period
      February 10, 1995 (Date of Inception) through
      December 31, 1995                                                12




                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVII, Ltd. ("CNL XVII") gives effect to (i) property acquisition transactions from inception through March 31, 1996, including the receipt of $13,097,987 in gross offering proceeds from the sale of 1,309,799 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire seven properties, three of which were under construction at March 31, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses,
(ii) the receipt of $8,856,986 in gross offering proceeds from the sale of 885,698 additional Units during the period April 1, 1996 through July 10, 1996, and (iii) the application of such funds and $1,040,883 of cash and cash equivalents at March 31, 1996, to purchase eight additional properties acquired during the period April 1, 1996 through July 10, 1996, six of which are under construction, to pay additional construction costs for the three properties under construction at March 31, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of March 31, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on March 31, 1996.

      The Pro Forma Statement of Income for the quarter ended March 31, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, include the historical operating results of the properties described in
(i) above from the dates of their acquisitions, plus operating results for one of the 15 properties that was owned by CNL XVII as of July 10, 1996, and had a previous rental history prior to CNL XVII's acquisition of such property, from
(A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (1) the date the property was acquired by CNL XVII or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Statements of Income for the remaining 14 properties owned by CNL XVII as of July 10, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVII's financial results or conditions in the future.



                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                                MARCH 31, 1996



                                                    Pro Forma
            ASSETS                  Historical     Adjustments     Pro Forma
                                    -----------  ---------------  -----------

Land and buildings on operating
  leases, less accumulated
  depreciation (b)                  $ 6,963,786  $ 7,371,266 (a)  $14,335,052
Net investment in direct
  financing leases (b)                  628,082    1,382,885 (a)    2,010,967
Cash and cash equivalents             3,744,261   (1,040,883)(a)    2,703,378
Receivables                               2,422                         2,422
Prepaid expenses                            600                           600
Organization costs, less
  accumulated amortization                9,191                         9,191
Accrued rental income                     2,004                         2,004
Other assets                            287,276      (77,956)(a)      209,320
                                    -----------  -----------      -----------

                                    $11,637,622  $ 7,635,312      $19,272,934
                                    =========== ============      ===========

LIABILITIES AND
  PARTNERS' CAPITAL

Accounts payable                    $    20,257  $   (19,019)(a)  $     1,238
Accrued construction costs
  payable                               275,638     (275,638)(a)           -
Distributions payable                   115,044                       115,044
Due to related parties                  132,537     (129,888)(a)        2,649
                                    -----------  -----------      -----------
    Total liabilities                   543,476     (424,545)         118,931

Partners' capital                    11,094,146    8,059,857 (a)   19,154,003
                                    -----------  -----------      -----------

                                    $11,637,622  $ 7,635,312      $19,272,934
                                    =========== ============      ===========



                 See accompanying notes to unaudited pro forma
                             financial statements.




                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         QUARTER ENDED MARCH 31, 1996

                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ---------- -------------   ---------

Revenues:
  Rental income from operating
    leases                                $ 31,846  $ 27,414 (1)    $ 59,260
  Earned income from direct financing
    lease (2)                                1,968                     1,968
  Interest                                  53,550    (7,763)(3)      45,787
  Other income                               6,501                     6,501
                                          --------  --------        --------
                                            93,865    19,651         113,516
                                          --------  --------        --------

Expenses:
  General operating and administrative      16,708                    16,708
  Professional services                        941                       941
  Management fees to related party             300       274 (4)         574
  Depreciation and amortization              6,040     4,434 (5)      10,474
                                          --------  --------        --------
                                            23,989     4,708          28,697
                                          --------  --------        --------

Net Income                                $ 69,876  $ 14,943        $ 84,819
                                          ======== =========        ========


Net Income Per Limited Partner Unit       $   0.08                  $   0.09
                                          ========                  ========


Weighted Average Number of Units
  Outstanding                              922,883                   922,883
                                          ========                  ========




                 See accompanying notes to unaudited pro forma
                             financial statements.




                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995



                                                     Pro Forma
                                       Historical   Adjustments     Pro Forma
                                       ----------   -----------     ---------

Revenues:
  Rental income from
    operating leases                   $      -     $   20,367 (1)  $  20,367
  Interest income                         12,153        (5,491)(3)      6,662
                                       ---------    ----------      ---------
                                          12,153        14,876         27,029
                                       ---------    ----------      ---------

Expenses:
  General operating and
    administrative                         3,360                        3,360
  Professional services                      133                          133
  Management fees to related party            -            163 (4)        163
  Depreciation and amortization              309         3,306 (5)      3,615
                                       ---------    ----------      ---------
                                           3,802         3,469          7,271
                                       ---------    ----------      ---------

Net Income                             $   8,351    $   11,407      $  19,758
                                       =========    ==========      =========


Net Income Per Limited
  Partner Unit (6)                     $     .02                    $    0.06
                                       =========                    =========


Weighted Average Number of
  Units Outstanding (6)                  340,780                      340,780
                                       =========                    =========






                 See accompanying notes to unaudited pro forma
                             financial statements.






                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                   FOR THE QUARTER ENDED MARCH 31, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $8,856,986 from the sale of 885,698 Units during the period April 1, 1996 through July 10, 1996, and $1,040,883 of cash and cash equivalents at March 31, 1996, used (i) to acquire eight properties for $7,148,941, (ii) to fund estimated construction costs of $1,404,327 ($275,638 of which was accrued as construction costs payable at March 31, 1996) relating to the three properties under construction at March 31, 1996, (iii) to pay acquisition fees and other costs of $457,779 ($59,214 of which was accrued as due to related parties at March 31, 1996) and reclassify from other assets $77,956 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $886,822 ($19,019 of which was accrued as accounts payable and $70,674 of which was accrued as due to related parties at March 31, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                Estimated
                              purchase price
                             (including con-
                              struction and     Acquisition
                              closing costs)        fees
                              and additional     allocated
                            construction costs  to property     Total
                            ------------------ ------------  -----------

         Golden Corral in
           Aiken, SC             $1,407,407    $   76,306    $1,483,713
         Wendy's in
           Knoxville, TN            762,389        41,334       803,723
         Jack in the Box
           in Dinuba, CA            793,768        43,036       836,804
         Wendy's in
           Livingston, TN           664,237        36,013       700,250
         Boston Market in
           Houston, TX              804,085        43,595       847,680
         Arby's in
           Schertz, TX              773,651        41,945       815,596
         Jack in the Box in
           El Dorado, CA          1,102,761        59,788     1,162,549
         Jack in the Box in
           La Porte, TX             840,643        45,577       886,220
         Three properties under
           construction at
           March 31, 1996         1,156,422        61,194     1,217,616
                                 ----------    ----------    ----------

                                 $8,305,363    $  448,788    $8,754,151
                                 ==========    ==========    ==========

         Pro forma adjustment
           classified as follows:
             Land and buildings on
               operating leases                              $7,371,266
             Net investment in direct
               financing leases                               1,382,885
                                                             ----------

                                                             $8,754,151
                                                             ==========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings on operating leases. The categorization of the leases has no effect on cash flows received. The building portion of three properties has been classified as direct financing leases.

Pro Forma Statements of Income:

(1) Represents rental income from operating leases for the one property acquired during the period November 4, 1995 (the date CNL XVII began operations) through July 10, 1996, which had a previous rental history prior to the acquisition of the property by CNL XVII (the "Pro Forma Property"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented. The Pro Forma Property was acquired from an affiliate who had purchased and temporarily held title to the property in order to facilitate its acquisition by CNL XVII. The noncancellable lease for the Pro Forma Property in place during the period the affiliate owned the Pro Forma Property was assigned to CNL XVII at the time CNL XVII acquired the property. The following presents the actual date the Pro Forma Property was acquired by CNL XVII, as compared to the date the Pro Forma Property was treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII        in Service
                                          ------------      ------------

            Denny's in Kentwood, MI      March 19, 1996   November 4, 1995

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the term of the lease. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. Accordingly, pro forma rental income from the operating leases and earned income from direct financing leases does not necessarily represent cash rental payments that would have been received if the properties had been operational for the full pro forma period.

      The lease relating to the Pro Forma Property provides for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the lease for the Pro Forma Property during the portion of 1996 and 1995 that the previous owner held the property, no pro forma adjustment was made for percentage rental income.

(2) See Note (b) under "Pro Forma Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of four percent per annum by CNL XVII during the quarter ended March 31, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995.


(4) Represents incremental increase in management fees relating to the Pro Forma Property for the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. Management fees are equal to one percent of the gross revenues (excluding noncash lease accounting adjustments) that CNL XVII earns from its properties.

(5) Represents incremental increase in depreciation expense of the building portion of the Pro Forma Property accounted for as an operating lease using the straight-line method over an estimated useful life of 30 years.

(6) Historical net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the quarter ended March 31, 1996, and during the period CNL XVII was operational, November 4, 1995 (the date following when CNL XVII received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of the Pro Forma Property being treated in the Pro Forma Statement of Income for the period February 10, 1995 (date of inception) through December 31, 1995, as placed in service on November 4, 1995 (the date CNL XVII became operational), CNL XVII assumed approximately 86,400 units of limited partnership interest were sold, and the net offering proceeds were available for investment, as of such date. Due to the fact that CNL XVII had actually sold in excess of 150,000 units as of November 4, 1995, the weighted average number of limited partner units outstanding for the pro forma period was not adjusted. Therefore, pro forma net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the period CNL XVII was operational, November 4, 1995 through December 31, 1995.



ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.


                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                          CNL INCOME FUND XVII, LTD.


Dated:  July 24, 1996                     By: /s/ Robert A. Bourne
                                              --------------------
                                              ROBERT A. BOURNE, General Partner